Facsimile Cover Sheet

To:

The Supplemental Interest Trust created

under the Pooling and Servicing Agreement

for Home Equity Asset Trust 2007-3

Attention:

Heakyung Chung, CSIN Marketer

Fax number:

To be delivered by Heakyung Chung

Date:

1 May 2007

Pages (including cover page):

9

Our Reference No: External ID: 9395006 / Risk ID: 571100051

Credit Suisse International has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173
For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

Registered Office as above.

Registered with unlimited liability in England under No. 2500199

Authorised and regulated by The Financial Services Authority

VAT No: GB 447 0737 41

1 May 2007

The Supplemental Interest Trust created under the Pooling and Servicing

Agreement for Home Equity Asset Trust 2007-3

60 Livingston Avenue

EP-MN-WS3D

St. Paul, MN  55107-2292

External ID:  9395006

______________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust 2007-3

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

Any term used herein but not defined herein shall have the meaning specified in the Pooling and Servicing Agreement, dated as of 1 April, 2007 among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, DLJ Mortgage Capital, Inc. as Seller, Wells Fargo Bank, N.A. as Servicer, Select Portfolio Servicing, Inc. as Servicer and Modification Oversight Agent, Clayton Fixed Income Services Inc. as Credit Risk Manager, and U.S. Bank National Association as Trustee for Home Equity Asset Trust 2007-3, (the "PSA").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 1 April, 2007 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

For any Payment Date, the Notional Amount will be determined based on the following:

1.  If the sum of the class certificate principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class B-1 Certificates (the ending balance as reported on the trustee's monthly statement to certificate holders for the Distribution Date immediately preceding such Payment Date) is greater than the applicable Lower Bound set forth in Additional Terms and less than the applicable Upper Bound set forth in Additional Terms, the Notional Amount will equal the sum of the class principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class B-1 Certificates as of the Distribution Date immediately preceding such Payment Date, after giving effect to payments on such Distribution Date.

2. If the sum of the class certificate principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class B-1 Certificates (the ending balance as reported on the trustee's monthly statement to certificate holders for the Distribution Date immediately preceding such Payment Date) is less than or equal to the applicable Lower Bound set forth in Additional Terms, the Notional Amount will equal the applicable Lower Bound set forth on Additional Terms for that Payment Date.

3. If the sum of the class certificate principal balances of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class B-1 Certificates (the ending balance as reported on the trustee's monthly statement to certificate holders for the Distribution Date immediately preceding such Payment Date) is greater than or equal to the applicable Upper Bound set forth in Additional Terms, the Notional Amount will equal the applicable Upper Bound set forth on Additional Terms for that Payment Date.

Trade Date:

19 April 2007

Effective Date:

1 May 2007

Termination Date:

25 April 2012, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 July 2007, subject to No Adjustment.

Fixed Rate Payer

Payment Dates:

One Business Day prior to the Fixed Rate Payer Period End Date.

Initial Fixed Rate Payer

Calculation Period:

From and including 25 June 2007 up to but excluding 25 July 2007.

Fixed Rate:

5.200% per annum

Fixed Rate

Day Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

CSIN

Floating Rate Payer

Period End Dates:

The 25th day of each month commencing on 25 July 2007, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

One Business Day prior to the Fixed Rate Payer Period End Date.

Initial Floating Rate Payer

Calculation Period:

From and including 25 June 2007 up to but excluding 25 July 2007.

Floating Rate Option:

USD-LIBOR-BBA, as defined in the 2006 ISDA Definitions

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Day:

New York and Minnesota

Calculation Agent:

CSIN

Upfront Payment:

Upfront Payer:

CSIN

Upfront Amount:

USD 873,000.00

Upfront Payment Date:

The Effective Date

3.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

U.S. Bank N.A.

ABA: 091000022

DDA:  173103322058

Ref:  Credit Suisse HEAT 2007-3

Attn: Josh Wilkening

4.

Calculation of Market Quotation or Loss following a designation of an Early Termination   Date:

Upon designation of an Early Termination Date with respect to this Transaction, the relevant party in calculating the Market Quotation or Loss, as appropriate, for this Transaction shall take into account the anticipated amortization of the Aggregate Certificate Balance of the LIBOR Certificates for all Calculation Periods that would otherwise have ended on Payment Dates that would otherwise have fallen after such Early Termination Date.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Period End Date Scheduled to occur on:	Lower Bound	Upper Bound
7/25/2007	501,200,000	511,600,000
8/25/2007	488,200,000	505,100,000
9/25/2007	474,000,000	497,900,000
10/25/2007	458,800,000	490,300,000
11/25/2007	442,500,000	482,100,000
12/25/2007	425,100,000	473,400,000
1/25/2008	406,800,000	464,000,000
2/25/2008	388,100,000	454,100,000
3/25/2008	369,100,000	443,800,000
4/25/2008	350,900,000	432,900,000
5/25/2008	333,400,000	421,700,000
6/25/2008	316,500,000	409,600,000
7/25/2008	300,600,000	397,700,000
8/25/2008	285,400,000	385,500,000
9/25/2008	270,300,000	372,200,000
10/25/2008	256,600,000	359,800,000
11/25/2008	243,500,000	347,700,000
12/25/2008	226,100,000	336,000,000
1/25/2009	210,100,000	324,700,000
2/25/2009	185,500,000	311,300,000
3/25/2009	163,500,000	298,500,000
4/25/2009	143,700,000	281,700,000
5/25/2009	128,500,000	265,900,000
6/25/2009	114,900,000	250,900,000
7/25/2009	106,000,000	234,300,000
8/25/2009	106,000,000	222,300,000
9/25/2009	106,000,000	209,800,000
10/25/2009	101,900,000	202,200,000
11/25/2009	94,500,000	188,800,000
12/25/2009	89,800,000	182,200,000
1/25/2010	73,900,000	140,900,000
2/25/2010	70,400,000	135,700,000
3/25/2010	43,300,000	56,100,000
4/25/2010	41,400,000	52,800,000
5/25/2010	39,800,000	49,600,000
6/25/2010	38,200,000	46,800,000
7/25/2010	36,100,000	42,000,000
8/25/2010	34,700,000	39,700,000
9/25/2010	33,300,000	37,300,000
10/25/2010	32,000,000	35,600,000
11/25/2010	30,700,000	33,800,000
12/25/2010	29,500,000	32,300,000
1/25/2011	28,200,000	30,400,000
2/25/2011	27,000,000	28,600,000
3/25/2011	18,100,000	18,100,000
4/25/2011	14,500,000	14,500,000
5/25/2011	13,600,000	13,600,000
6/25/2011	12,600,000	12,600,000
7/25/2011	11,700,000	11,700,000
8/25/2011	10,900,000	10,900,000
9/25/2011	10,100,000	10,100,000
10/25/2011	9,300,000	9,300,000
11/25/2011	8,500,000	8,500,000
12/25/2011	7,700,000	7,700,000
1/25/2012	5,700,000	5,700,000
2/25/2012	4,900,000	4,900,000
3/25/2012	4,100,000	4,100,000
4/25/2012	3,500,000	3,500,000

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours faithfully,

Credit Suisse International

By: /s/ Marisa Scauzillo

Name: Marisa Scauzillo

Title: Authorized Signatory

Confirmed as of the date first written above:

The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Home Equity Asset Trust 2007-3

By U.S. Bank National Association, not in its individual capacity,

but solely in its capacity as trustee of the Supplemental Interest Trust

By:  /s/ Becky Warren

Name: Becky Warren

Title: Vice President